LEASES	12 Months Ended
Dec. 31, 2020
Lessee Disclosure [Abstract]
LEASES

NOTE 3:LEASES

The Company adopted ASC 842, as of January 1, 2019, using the modified retrospective approach. Consequently, prior period balances and disclosures have not been restated. The Company has elected to utilize the available package of practical expedients permitted under the transition guidance within the new standard which does not require it to reassess the prior conclusions about lease identification, lease classification and initial direct costs. The Company elected the practical expedient to not separate lease and non-lease components for all its leases. This results in the initial and subsequent measurement of the balances of the right-of-use asset and lease liability being greater than if the policy election was not applied. The Company also elected the short-term lease recognition exemption for all leases with a term shorter than 12 months.

Some leases include one or more options to renew. The exercise of lease renewal options is typically at the Company's sole discretion; therefore, the majority of renewals to extend the lease terms are not included in our right of use assets and lease liabilities as they are not reasonably certain of exercise. The Company regularly evaluates the renewal options, and, when it is reasonably certain of exercise, it will include the renewal period in its lease term. New lease modifications result in remeasurement of the right of use asset and lease liability, which are not accounted as separate lease contract.

The right-of-use asset and lease liability are initially measured at the present value of the lease payments, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company's incremental borrowing rate based on the information available at the date of adoption in determining the present value of the lease payments. The Company's incremental borrowing rate is estimated to approximate the interest rate on similar terms and payments and in economic environments where the leased asset is located.

Some of the real estate leases contain variable lease payments, including payments based on an index or rate (CPI). Variable lease payments based on an index or rate are initially measured using the index or rate in effect at lease adoption. Additional payments based on the change in an index or rate are recorded as a period expense when incurred.

F - 26

RADA ELECTRONIC INDUSTRIES LTD.

AND ITS SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 3:LEASES (Cont.)

The Company has various operating leases for office space and vehicles that expire through 2021 and 2031. Its lease agreements do not contain any material residual value guarantees or material restrictive covenants. Below is a summary of the Company's operating right-of-use assets and operating lease liabilities as of December 31, 2020:

	December 31, 2020	December 31, 2019
Operating right-of-use assets	10,581	$7,654

Operating lease liabilities, current	1,885	1,240
Operating lease liabilities long-term	8,732	6,499
Total operating lease liabilities	10,617	$7,739

Weighted average remaining lease term (years)	8	9
Weighted average discount rate	3.27%	3.56%

Cash paid for lease expenses during the twelve months ended December 31, 2020 and 2019 were $1,508 and $1,302, respectively. Non-cash transactions recognize in operating assets and liabilities for new leases were $3,044 and $8,205, as of December 31, 2020 and 2019, respectively.

Minimum lease payments for the Company's right of use assets over the remaining lease periods as of December 31, 2020, are as follows:

2021	$1,806
2022	1,671
2023	1,460
2024	1,303
2025	1,318
Thereafter	3,431

Total undiscounted lease payments	10,989

Less: Interest	(372)

Present value of lease liabilities	$10,617

Total lease expenses for the twelve months ended December 31, 2020, 2019 and 2018 were $1,862, $1,138 and $958 respectively.